Note 6 - Goodwill and Intangible Assets (Detail) - Future Amortization Expense (USD $)	Dec. 31, 2012	Dec. 31, 2011
2013	$ 40,000
2014	40,000
2015	40,000
2016	40,000
Thereafter	35,000
Total	$ 195,000	$ 235,000